UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 28, 2005, Holly Energy Partners, L.P. (the “Partnership”), a subsidiary of Holly Corporation (the “Company”), closed its private offering (the “Offering”) of $150 million in aggregate principal amount of 6.25% Senior Notes Due 2015 (the “Notes”). The Partnership used $120 million of the proceeds from the Offering to pay the cash consideration due in connection with the Partnership’s acquisition (the “Acquisition”) of over 500 miles of light products pipelines, an associated tank farm and two light product terminals (the “Acquired Assets”) from Alon USA, Inc. and several of its wholly-owned subsidiaries (collectively, “Alon”), with the remaining consideration consisting of 937,500 of the Partnership’s Class B subordinated units. The Acquisition was completed pursuant to the Contribution Agreement, dated January 25, 2005, among the Partnership, Holly Energy Partners — Operating, L.P. (“OLP”), T&R Assets, Inc., Alon USA Refining, Inc., Alon Pipeline Assets, LLC, Alon Pipeline Logistics, LLC, Alon USA, Inc. and Alon USA, LP, which is included as Exhibit 2.1 to this report and is incorporated by reference into this report in its entirety. The Partnership used the balance of the proceeds of the Offering to repay outstanding indebtedness under the revolving credit agreement of OLP, its wholly-owned subsidiary, which was amended on February 28, 2005 to permit the Acquisition and the Offering and to amend certain covenants and other provisions. In connection with the Acquisition, the Offering and the amendment to the revolving credit agreement, the Partnership and certain of its wholly-owned subsidiaries entered into certain definitive agreements that might be considered material to the Company as described below in this item. The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and is incorporated by reference into this report in its entirety.

Indenture

      On February 28, 2005, the Partnership, as issuer, its wholly-owned subsidiary Holly Energy Finance Corp., as co-issuer (“Finance Corp.”, and together with the Partnership, the “Issuers”), and each of its other wholly-owned subsidiaries at the time of the Offering, as guarantors (the “Guarantors”), entered into an Indenture (the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), relating to obligations with respect to the Notes. See Item 2.03 below which describes the material terms of the Indenture and which is incorporated by reference into this item in its entirety. The Indenture is included as Exhibit 4.1 to this report and is incorporated by reference into this report in its entirety.

Notes

      On February 28, 2005, the Issuers delivered the Notes. See Item 2.03 below which describes the material terms of the Notes and which is incorporated by reference into this item in its entirety. The form of note delivered by the Issuers is included as Exhibit 4.2 to this report and is incorporated by reference into this report in its entirety.

Guarantees

      On February 28, 2005, each Guarantor delivered a notation of guarantee evidencing its obligation to guarantee the Notes. See Item 2.03 below which describes the material terms of the Notes and which is incorporated by reference into this item in its entirety. The form of notation of guarantee delivered by each Guarantor is included as Exhibit 4.3 to this report and is incorporated by reference into this report in its entirety. In the future, each domestic subsidiary of the Partnership that guarantees other indebtedness of the Partnership or another subsidiary of the Partnership under a credit agreement must also guarantee the Notes by delivering a notation of guarantee.

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Amendment to Revolving Credit Agreement

      On February 28, 2005, the Partnership’s wholly-owned subsidiary, OLP, Union Bank of California, N.A., as administrative agent, and certain other lending institutions identified therein, entered into a Consent, Waiver and Amendment No. 2 (the “Credit Agreement Amendment”) to OLP’s revolving credit agreement. Pursuant to the Credit Agreement Amendment, the lending institutions party to the revolving credit agreement expressly consented to the Acquisition. Additionally, the Credit Agreement Amendment amended the revolving credit agreement to, among other things, (1) permit HEP Fin-Tex/Trust-River, L.P. (“Fin-Tex”), a wholly-owned subsidiary of the Partnership, to enter certain mortgages with Alon, (2) permit the Guarantors to guarantee the Notes, (3) require the Issuers to guarantee the indebtedness of OLP under the revolving credit agreement, (4) make less restrictive certain financial ratios that OLP is required to maintain, and (5) provide that it is an event of default if the pipelines and terminals agreement between the Partnership and Alon is terminated. Fin-Tex granted the lenders under the revolving credit agreement liens on the Acquired Assets to secure OLP’s obligations under the revolving credit agreement.

      The Credit Agreement Amendment is included as Exhibit 10.1 to this report and is incorporated by reference into this report in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On February 28, 2005, pursuant to the Purchase Agreement with the Initial Purchasers previously described by the Partnership in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2005, the Issuers sold the Notes to the Initial Purchasers at an offering price of 100% of the aggregate principal amount of $150 million and paid the Initial Purchasers a customary discount. The private offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144A under the Securities Act, and outside the United States in compliance with Regulation S under the Securities Act.

      The terms of the Notes are governed by the Indenture. The Indenture contains affirmative and negative covenants that, among other things, limit the ability of the Issuers and the Guarantors to incur indebtedness, make distributions to the Partnership’s unitholders or make other restricted payments, engage in sale and leaseback transactions, effect a consolidation, merger or sale, lease or other conveyance of any of their respective assets and create liens on any of their respective assets. The Indenture also contains customary events of default, upon which the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.

      The Notes are the senior unsecured obligations of the Issuers and the Guarantors, and rank equally in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior unsecured indebtedness, senior to all of the Issuers’ and the Guarantors’ existing and future subordinated indebtedness and effectively subordinated in right of payment to all of the Issuers’ and the Guarantors’ existing and future secured debt, including debt under OLP’s revolving credit agreement.

      The Notes bear interest payable semi-annually in arrears on March 1 and September 1 of each year, starting on September 1, 2005. The Notes mature on March 1, 2015.

      At any time prior to March 1, 2008, the Partnership may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 106.25% of the principal amount, plus accrued and unpaid interest and liquidated damages, if any, to

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the date of redemption. At any time prior to March 1, 2010, the Partnership may redeem some or all of the Notes at a price equal to 100% of the principal amount, plus a make-whole premium, accrued and unpaid interest and liquidated damages, if any, to the date of redemption. On or after March 1, 2010, the Partnership may redeem the Notes, in whole or in part, at the redemption prices set forth below (expressed as percentages of principal amount), plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption:

Year	Percentage

2010	103.125%
2011	102.083%
2012	101.042%
2013 and thereafter	100.000%

      Additionally, the Partnership may be required to offer to purchase the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption, in the event of a change of control.

      In connection with the offering of the Notes, the Issuers also entered into the a registration rights agreement with the Initial Purchasers. Pursuant to the registration rights agreement, the Issuers agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for resale of the Notes. The Issuers are required to: (i) file a registration statement (the “Registration Statement”) within 150 days after the issue date of the Notes; (ii) use commercially reasonable efforts to cause such Registration Statement to become effective within 210 days after the issue date of the Notes; and (iii) use commercially reasonable efforts to issue the exchange notes on or prior to 30 business days after the Registration Statement has become effective. If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, they will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

2.1	Contribution Agreement, dated January 25, 2005, among the Partnership, OLP, T&R Assets, Inc., Alon USA Refining, Inc., Alon Pipeline Assets, LLC, Alon Pipeline Logistics, LLC, Alon USA, Inc. and Alon USA, LP (incorporated by reference to Exhibit 2.1 of the Partnership’s Current Report on Form 8-K filed with the SEC on January 31, 2005).

4.1	Indenture, dated February 28, 2005, among the Issuers, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 of the Partnership’s Current Report on Form 8-K filed with the SEC on March 4, 2005).

4.2	Form of 6.25% Senior Note Due 2015 (included as Exhibit A to the Indenture included as Exhibit 4.1 hereto).

4.3	Form of Notation of Guarantee (included as Exhibit E to the Indenture included as Exhibit 4.1 hereto).

10.1	Consent, Waiver and Amendment No. 2, dated February 28, 2005, among OLP, the existing guarantors identified therein, Union Bank of California, N.A., as administrative agent, and certain other lending institutions identified therein (incorporated by reference to Exhibit 10.4 of the Partnership’s Current Report on Form 8-K filed with the SEC on March 4, 2005).

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: March [4], 2005

Exhibits

2.1	Contribution Agreement, dated January 25, 2005, among the Partnership, OLP, T&R Assets, Inc., Alon USA Refining, Inc., Alon Pipeline Assets, LLC, Alon Pipeline Logistics, LLC, Alon USA, Inc. and Alon USA, LP (incorporated by reference to Exhibit 2.1 of the Partnership’s Current Report on Form 8-K filed with the SEC on January 31, 2005).

4.1	Indenture, dated February 28, 2005, among the Issuers, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 of the Partnership’s Current Report on Form 8-K filed with the SEC on March 4, 2005).

4.2	Form of 6.25% Senior Note Due 2015 (included as Exhibit A to the Indenture included as Exhibit 4.1 hereto).

4.3	Form of Notation of Guarantee (included as Exhibit E to the Indenture included as Exhibit 4.1 hereto).

10.1	Consent, Waiver and Amendment No. 2, dated February 28, 2005, among OLP, the existing guarantors identified therein, Union Bank of California, N.A., as administrative agent, and certain other lending institutions identified therein (incorporated by reference to Exhibit 10.4 of the Partnership’s Current Report on Form 8-K filed with the SEC on March 4, 2005).